UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2022
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Brand Boulevard, 11th Floor Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On March 10, 2022, LegalZoom.com, Inc., (“LegalZoom”) issued a press release announcing its results of operations for the year ended December 31, 2021. A copy of that press release is furnished as Exhibit 99.1 to this report.
The information furnished pursuant to Item 2.02, as well as the exhibits, of this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 9, 2022, the LegalZoom Board of Directors (“Board”), appointed Ms. Sivan Whiteley as a member of the Board, effective March 18, 2022, to serve as a Class II director until the next election of Class II directors at the Company’s 2023 annual meeting of stockholders and until her successor is duly elected and qualified. On March 9, 2022, the Board also nominated Mr. Neil Tolaney to serve as a Class I director upon his election by the stockholders at the 2022 annual meeting of stockholders. Subject to his election, Mr. Tolaney is expected to serve on the Board’s Audit Committee, effective June 8, 2022. On March 9, 2022, the Board accepted the resignation of Mr. David Yuan from the Board, which resignation will become effective March 18, 2022. In addition, Mr. Khai Ha will not be standing for reelection at the 2022 annual meeting of stockholders. Mr. Yuan’s and Mr. Ha’s departures were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Neither Ms. Whiteley nor Mr. Tolaney has been selected as a director pursuant to any arrangement or understanding between him or her and any other person and there are no related party transactions between the Company and Ms. Whiteley or Mr. Tolaney that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
As an “eligible director” as defined in the Company’s Eligible Director Compensation Policy (the “Director Compensation Policy”), Ms. Whiteley will receive compensation for her service on the Board in accordance with the standard compensatory arrangements in the Director Compensation Policy as described in the Company’s Form S-1, as amended (File No. 333-256803) (the “Registration Statement”). The Director Compensation Policy is filed as Exhibit 10.13 to the Company’s Registration Statement.
Ms. Whiteley and Mr. Tolaney will enter into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.4 to the Company’s Registration Statement.
A copy of the Company’s press release announcing the appointment of Ms. Whiteley and nomination of Mr. Tolaney is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release of LegalZoom.com, Inc. dated March 10, 2022
99.2	Press Release of LegalZoom.com, Inc., dated March10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: March 10, 2022	By:	/s/ Noel Watson
Noel Watson
Chief Financial Officer
(Principal Financial and Accounting Officer)
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